UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2011
Date of Report (Date of earliest event reported)

KURRANT MOBILE CATERING, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53011	26-1559350
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5310 15th Avenue, Suite 303 Montreal, Quebec, Canada	H1X 3G2
(Address of principal executive offices)	(Zip Code)

(858) 531-5723
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consultant Service Agreement

Effective May 6, 2011, Kurrant Mobile Catering, Inc., a Colorado corporation (the “Corporation”) entered into a share purchase agreement (the “Share Purchase Agreement”) with Robert Brouillette (“Brouillette”), the holder of 100 shares of categorie A common stock of Transit Publishing Inc, a Canadian corporation (“TPI”), which constitutes 50% of the total issued and outstanding shares of common stock of TPI. The Corporation currently holds the other 100 shares of categorie A common stock of TPI. Thus, after consummation of the Share Purchase Agreement, TPI becomes the wholly-owned subsidiary of the Corporation.

In accordance with the terms and provisions of the Share Purchase Agreement, Brouillette sold and transferred the 100 shares of categorie A common stock of TPI to the Corporation in exchange for the issuance of 10,000,000 shares of restricted common stock of the Corporation.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective May 6, 2011, the Corporation entered into the Share Exchange Agreement. The Board of Directors authorized the issuance of an aggregate of 10,000,000 shares of restricted common stock to Brouillette. The  aggregate 10,000,000 shares of common stock were issued to Brouillette who is a non-United States resident in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Brouillette acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Corporation’s management concerning any and all matters related to acquisition of the securities.

Therefore, as of the date of this Current Report, there are approximately 229,786,921 shares of common stock issued and outstanding.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1  Share Purchase Agreement dated May 6, 2011 by and between Robert Brouillette and Kuuant Mobile Catering Inc. .

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KURRANT MOBILE CATERING, INC.

DATE: May 11, 2011	/s/ Pierre Turgeon
Name: Pierre Turgeon Title: President/Chief Executive Officer

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